Exhibit 99.2

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		March 31,	December 31,	Linked Quarter	March 31,
	(dollars in thousands)	2007	2006	% Change	2006	% Change

Assets	Cash and due from banks	$1,237,008	$1,207,390	2%	$1,185,293	4%
	Federal funds sold	506,400	9,300	5,345	6,600	7,573
	Cash and cash equivalents	1,743,408	1,216,690	43	1,191,893	46
	Loans held for sale	48,447	52,741	(8)	37,349	30
	Trading securities	156,241	106,007	47	123,468	27
	Securities available for sale	12,333,705	11,098,113	11	10,245,046	20
	Securities held to maturity	14,811,708	14,884,982	(0)	13,705,727	8
	Loans:
	Commercial real estate:
	Investor developer	2,562,842	2,625,628	(2)	2,156,040	19
	Residential construction	344,144	280,476	23	289,236	19
		2,906,986	2,906,104	0	2,445,276	19
	Commercial loans:
	Term	2,432,065	2,392,889	2	1,951,600	25
	Line of credit	1,790,734	1,843,545	(3)	1,632,310	10
		4,222,799	4,236,434	(0)	3,583,910	18
	Owner-occupied	3,007,211	2,845,791	6	2,526,458	19
		7,230,010	7,082,225	2	6,110,368	18
	Consumer:
	Mortgages (1-4 family residential)	2,256,222	2,235,247	1	2,119,424	6
	Installment	282,667	287,151	(2)	230,927	22
	Home equity	3,119,327	2,958,893	5	2,484,333	26
	Credit lines	138,794	137,429	1	90,282	54
		5,797,010	5,618,720	3	4,924,966	18
	Total loans	15,934,006	15,607,049	2	13,480,610	18
	Less allowance for loan losses	155,912	152,053	3	135,745	15
		15,778,094	15,454,996	2	13,344,865	18
	Bank premises and equipment, net	1,808,096	1,753,670	3	1,406,608	29
	Goodwill and other intangible assets	145,923	141,631	3	150,466	(3)
	Other assets	546,010	562,986	(3)	486,960	12
	Total assets	$47,371,632	$45,271,816	5%	$40,692,382	16%
Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,321,584	$8,936,824	4%	$8,391,102	11%
	Interest-bearing	18,682,011	16,853,457	11	14,146,346	32
	Savings	10,580,371	10,459,306	1	10,328,280	2
	Time	5,391,900	5,038,624	7	4,246,379	27
	Total deposits	43,975,866	41,288,211	7	37,112,107	18

	Other borrowed money	122,725	777,404	(84)	869,753	(86)
	Other liabilities	391,848	405,103	(3)	292,225	34
		44,490,439	42,470,718	5	38,274,085	16

Stockholders' Equity	Common stock	192,751	189,738	2	184,046	5
	Capital in excess of par value	1,779,523	1,744,691	2	1,566,673	14
	Retained earnings	1,007,299	958,770	5	805,967	25
	Accumulated other comprehensive loss	(49,364)	(65,240)	(24)	(121,918)	(60)
		2,930,209	2,827,959	4	2,434,768	20

	Less treasury stock, at cost	49,016	26,861	82	16,471	198
	Total stockholders' equity	2,881,193	2,801,098	3	2,418,297	19
	Total liabilities and stockholders' equity	$47,371,632	$45,271,816	5%	$40,692,382	16%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	(dollars in thousands)	March 31,	December 31, 2006			March 31, 2006
		2007	Actual	$ Change	% Change	Actual	$ Change	% Change

Assets	Cash and due from banks	$1,237,008	$1,207,390	$29,618	2%	$1,185,293	$51,715	4%
	Federal funds sold	506,400	9,300	497,100	5,345	6,600	499,800	7,573
	Cash and cash equivalents	1,743,408	1,216,690	526,718	43	1,191,893	551,515	46
	Loans held for sale	48,447	52,741	(4,294)	(8)	37,349	11,098	30
	Trading securities	156,241	106,007	50,234	47	123,468	32,773	27
	Securities available for sale	12,333,705	11,098,113	1,235,592	11	10,245,046	2,088,659	20
	Securities held to maturity	14,811,708	14,884,982	(73,274)	(0)	13,705,727	1,105,981	8

	Loans	15,934,006	15,607,049	326,957	2	13,480,610	2,453,396	18
	Less allowance for loan losses	155,912	152,053	3,859	3	135,745	20,167	15
		15,778,094	15,454,996	323,098	2	13,344,865	2,433,229	18
	Reserve %	1.03%	1.03%			1.06%
	Bank premises and equipment, net	1,808,096	1,753,670	54,426	3	1,406,608	401,488	29
	Other assets	691,933	704,617	(12,684)	(2)	637,426	54,507	9
	Total assets	$47,371,632	$45,271,816	$2,099,816	5%	$40,692,382	$6,679,250	16%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,321,584	$8,936,824	$384,760	4%	$8,391,102	$930,482	11%
	Interest-bearing	18,682,011	16,853,457	1,828,554	11	14,146,346	4,535,665	32
	Savings	10,580,371	10,459,306	121,065	1	10,328,280	252,091	2
	Time	5,391,900	5,038,624	353,276	7	4,246,379	1,145,521	27
	Total deposits	43,975,866	41,288,211	2,687,655	7	37,112,107	6,863,759	18

	Core deposits	42,698,696	40,076,568	2,622,128	7	35,912,440	6,786,256	19

	Total other liabilities	514,573	1,182,507	(667,934)	(56)	1,161,978	(647,405)	(56)
		44,490,439	42,470,718	2,019,721	5	38,274,085	6,216,354	16

		2,881,193	2,801,098	80,095	3	2,418,297	462,896	19
Stockholders' Equity	Total liabilities and stockholders' equity	$47,371,632	$45,271,816	$2,099,816	5%	$40,692,382	$6,679,250	16%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		March 31,	December 31,
	(dollars in thousands)	2007	2006

Assets	Cash and due from banks	$1,237,008	$1,207,390
	Federal funds sold	506,400	9,300
	Cash and cash equivalents	1,743,408	1,216,690
	Loans held for sale	48,447	52,741
	Trading securities	156,241	106,007
	Securities available for sale	12,333,705	11,098,113
	Securities held to maturity	14,811,708	14,884,982
	(market value 03/07-$14,587,667; 2006-$14,617,764)
	Loans	15,934,006	15,607,049
	Less allowance for loan losses	155,912	152,053
		15,778,094	15,454,996
	Bank premises and equipment, net	1,808,096	1,753,670
	Goodwill and other intangible assets	145,923	141,631
	Other assets	546,010	562,986
	Total assets	$47,371,632	$45,271,816

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,321,584	$8,936,824
	Interest-bearing	18,682,011	16,853,457
	Savings	10,580,371	10,459,306
	Time	5,391,900	5,038,624
	Total deposits	43,975,866	41,288,211

	Other borrowed money	122,725	777,404
	Other liabilities	391,848	405,103
		44,490,439	42,470,718

Stockholders' Equity	Common stock, 192,751,235 shares issued (189,738,423 shares in 2006)	192,751	189,738
	Capital in excess of par value	1,779,523	1,744,691
	Retained earnings	1,007,299	958,770
	Accumulated other comprehensive loss	(49,364)	(65,240)
		2,930,209	2,827,959

	Less treasury stock, at cost, 1,874,923 shares (1,231,081 shares in 2006)	49,016	26,861
	Total stockholders' equity	2,881,193	2,801,098
	Total liabilities and stockholders' equity	$47,371,632	$45,271,816

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		March 31,
	(dollars in thousands, except per share amounts)	2007	2006	% Change

Interest	Interest and fees on loans	$270,770	$214,974	26%
income	Interest on investments	355,308	295,076	20
	Other interest	5,733	413	1,288
	Total interest income	631,811	510,463	24

Interest	Interest on deposits:
expense	Demand	163,742	97,940	67
	Savings	72,118	54,004	34
	Time	58,863	36,261	62
	Total interest on deposits	294,723	188,205	57
	Interest on other borrowed money	4,132	14,328	(71)
	Total interest expense	298,855	202,533	48

	Net interest income	332,956	307,930	8
	Provision for credit losses	10,000	6,501	54
	Net interest income after provision for credit losses	322,956	301,429	7

Noninterest	Deposit charges and service fees	105,206	82,281	28
income	Other operating income	51,366	48,721	5
	Net investment securities gains	2,879	0	0
	Total noninterest income	159,451	131,002	22

	Total Revenues	492,407	438,932	12

Noninterest	Salaries and benefits	167,759	144,825	16
expense	Occupancy	58,072	46,240	26
	Furniture and equipment	42,852	35,960	19
	Office	16,303	15,473	5
	Marketing	10,433	7,811	34
	Other	67,366	65,025	4
	Total noninterest expenses	362,785	315,334	15

	Income before income taxes	119,622	117,097	2
	Provision for federal and state income taxes	41,686	39,800	5
	Net income	$77,936	$77,297	1%

	Net income per common and common equivalent share:
	Basic	$0.41	$0.43	(5)%
	Diluted	$0.40	$0.41	(2)
	Average common and common equivalent shares outstanding:
	Basic	189,278	180,917	5
	Diluted	196,505	189,867	3
	Cash dividends, common stock	$0.13	$0.12	8%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		March 31,	December 31,		March 31,
	(dollars in thousands, except per share amounts)	2007	2006	% Change	2006	% Change

Interest	Interest and fees on loans	$270,770	$262,743	3%	$214,974	26%
income	Interest on investments	355,308	342,005	4	295,076	20
	Other interest	5,733	4,345	32	413	1,288
	Total interest income	631,811	609,093	4	510,463	24

Interest	Interest on deposits:
expense	Demand	163,742	146,773	12	97,940	67
	Savings	72,118	72,947	(1)	54,004	34
	Time	58,863	60,134	(2)	36,261	62
	Total interest on deposits	294,723	279,854	5	188,205	57
	Interest on other borrowed money	4,132	3,568	16	14,328	(71)
	Total interest expense	298,855	283,422	5	202,533	48

	Net interest income	332,956	325,671	2	307,930	8
	Provision for credit losses	10,000	10,200	(2)	6,501	54
	Net interest income after provision for credit losses	322,956	315,471	2	301,429	7

Noninterest	Deposit charges and service fees	105,206	102,840	2	82,281	28
income	Other operating income	51,366	61,101	(16)	48,721	5
	Net investment securities gains	2,879	2,697	7	0	0
	Total noninterest income	159,451	166,638	(4)	131,002	22

	Total Revenues	492,407	492,309	0	438,932	12

Noninterest	Salaries and benefits	167,759	163,067	3	144,825	16
expense	Occupancy	58,072	55,237	5	46,240	26
	Furniture and equipment	42,852	43,916	(2)	35,960	19
	Office	16,303	17,150	(5)	15,473	5
	Marketing	10,433	12,515	(17)	7,811	34
	Other	67,366	71,289	(6)	65,025	4
	Total noninterest expenses	362,785	363,174	(0)	315,334	15

	Income before income taxes	119,622	118,935	1	117,097	2
	Provision for federal and state income taxes	41,686	56,108	(26)	39,800	5
	Net income	$77,936	$62,827	24%	$77,297	1%

	Net income per common and common equivalent share:
	Basic	$0.41	$0.33	24%	$0.43	(5)%
	Diluted	$0.40	$0.32	25	$0.41	(2)
	Average common and common equivalent shares outstanding:
	Basic	189,278	187,704	1	180,917	5
	Diluted	196,505	196,052	0	189,867	3
	Cash dividends, common stock	$0.13	$0.13	0%	$0.12	8%

	Return on average assets	0.68%	0.57%		0.79%
	Return on average equity	10.87	9.05		13.00

Commerce Bancorp, Inc. and Subsidiaries
Selected Consolidated Financial Data
(unaudited)

	Three Months Ended
	March 31,
	2007	2006	% Change
	(dollars and shares in thousands)

Income Statement Data:
Net interest income	$332,956	$307,930	8%
Provision for credit losses	10,000	6,501	54
Noninterest income	159,451	131,002	22
Total revenues	492,407	438,932	12
Noninterest expense	362,785	315,334	15
Net income	77,936	77,297	1

Per Share Data:
Net income - Basic	$0.41	$0.43	(5)%
Net income - Diluted	0.40	0.41	(2)

Book value - Basic	$15.09	$13.21	14%
Book value - Diluted	14.54	12.59	15

Revenue per share - Diluted	$10.02	$9.25	8%

Weighted Average Shares Outstanding:
Basic	189,278	180,917
Diluted	196,505	189,867

Balance Sheet Data:

Total assets	$47,371,632	$40,692,382	16%
Loans (net)	15,778,094	13,344,865	18
Allowance for credit losses	164,057	142,913	15
Securities available for sale	12,333,705	10,245,046	20
Securities held to maturity	14,811,708	13,705,727	8
Total deposits	43,975,866	37,112,107	18
Core deposits	42,698,696	35,912,440	19
Stockholders' equity	2,881,193	2,418,297	19

Capital:

Stockholders' equity to total assets	6.08%	5.94%

Risk-based capital ratios:
Tier I	11.66	11.80
Total capital	12.36	12.53

Leverage ratio	6.09	6.09

Performance Ratios:

Cost of funds	2.87%	2.28%
Net interest margin	3.27	3.53
Return on average assets	0.68	0.79
Return on average total stockholders' equity	10.87	13.00

The following summary presents information regarding non-performing loans and assets as of March 31, 2007 and the preceding four quarters (dollar amounts in thousands).

	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2006	2006	2006	2006
Non-accrual loans:
Commercial	$20,526	$33,686	$33,658	$34,904	$16,975
Consumer	15,343	11,820	9,325	8,927	9,285
Commercial real estate:
Construction	8,575	3,531	496	1,708	1,726
Mortgage	2,277	1,565	1,828	2,523	2,096
Total non-accrual loans	46,721	50,602	45,307	48,062	30,082

Restructured loans:
Commercial	-	-	-	2,941	3,037
Total restructured loans	-	-	-	2,941	3,037

Total non-performing loans	46,721	50,602	45,307	51,003	33,119

Other real estate/foreclosed assets	5,000	2,610	2,022	1,369	435

Total non-performing assets	51,721	53,212	47,329	52,372	33,554

Loans past due 90 days or more
and still accruing	658	620	441	583	332

Total non-performing assets and
loans past due 90 days or more	$52,379	$53,832	$47,770	$52,955	$33,886

Total non-performing loans as a
percentage of total period-end
loans	0.29%	0.32%	0.31%	0.36%	0.25%

Total non-performing assets as a
percentage of total period-end assets	0.11%	0.12%	0.11%	0.12%	0.08%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.11%	0.12%	0.11%	0.12%	0.08%

Allowance for credit losses as a
percentage of total non-performing
loans	351%	317%	341%	291%	432%

Allowance for credit losses as a percentage
of total period-end loans	1.03%	1.03%	1.05%	1.04%	1.06%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	2%	2%	2%	2%	1%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

			Year
	Three Months Ended		Ended
	03/31/07	03/31/06	12/31/06

Balance at beginning of period	$160,269	$141,464	$141,464
Provisions charged to operating expenses	10,000	6,501	33,700
	170,269	147,965	175,164

Recoveries on loans charged-off:
Commercial	1,121	533	5,987
Consumer	289	511	1,604
Commercial real estate	235	1	385
Total recoveries	1,645	1,045	7,976

Loans charged-off:
Commercial	(4,294)	(4,186)	(14,107)
Consumer	(2,974)	(1,712)	(8,179)
Commercial real estate	(589)	(199)	(585)
Total charge-offs	(7,857)	(6,097)	(22,871)
Net charge-offs	(6,212)	(5,052)	(14,895)

Balance at end of period	$164,057	$142,913	$160,269

Net charge-offs as a percentage of
average loans outstanding	0.16%	0.16%	0.11%

Net Allowance Additions	$3,788	$1,449	$18,805

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	March 2007			December 2006			March 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$25,237,398	$348,630	5.60%	$24,610,625	$335,665	5.41%	$22,325,450	$289,739	5.26%
Tax-exempt	611,725	8,984	5.96	586,903	8,596	5.81	549,794	6,956	5.13
Trading	96,838	1,290	5.40	103,468	1,157	4.44	108,670	1,255	4.69
Total investment securities	25,945,961	358,904	5.61	25,300,996	345,418	5.42	22,983,914	297,950	5.26
Federal funds sold	436,031	5,733	5.33	323,652	4,345	5.33	36,594	413	4.58
Loans
Commercial mortgages	5,447,516	95,522	7.11	5,192,406	92,553	7.07	4,491,557	76,193	6.88
Commercial	4,024,615	77,457	7.81	3,764,466	74,777	7.88	3,221,996	59,125	7.44
Consumer	5,711,130	90,500	6.43	5,533,248	88,846	6.37	4,817,562	74,127	6.24
Tax-exempt	599,202	11,217	7.59	538,746	10,104	7.44	492,283	8,506	7.01
Total loans	15,782,463	274,696	7.06	15,028,866	266,280	7.03	13,023,398	217,951	6.79

Total earning assets	$42,164,455	$639,333	6.14%	$40,653,514	$616,043	6.01%	$36,043,906	$516,314	5.81%

Sources of Funds
Interest-bearing liabilities
Savings	$10,448,840	$72,118	2.80%	$10,643,889	$72,947	2.72%	$9,712,691	$54,004	2.25%
Interest bearing demand	17,886,395	163,742	3.71	16,280,718	146,773	3.58	13,584,371	97,940	2.92
Time deposits	3,999,233	43,284	4.39	3,723,163	39,578	4.22	3,131,039	25,850	3.35
Public funds	1,197,869	15,579	5.27	1,525,472	20,556	5.35	952,132	10,411	4.43
Total deposits	33,532,337	294,723	3.56	32,173,242	279,854	3.45	27,380,233	188,205	2.79

Other borrowed money	308,980	4,132	5.42	267,992	3,568	5.28	1,316,437	14,328	4.41
Total deposits and interest-bearing liabilities	33,841,317	298,855	3.58	32,441,234	283,422	3.47	28,696,670	202,533	2.86

Noninterest-bearing funds (net)	8,323,138			8,212,280			7,347,236
Total sources to fund earning assets	$42,164,455	298,855	2.87	$40,653,514	283,422	2.76	$36,043,906	202,533	2.28

Net interest income and
margin tax-equivalent basis		$340,478	3.27%		$332,621	3.25%		$313,781	3.53%

Other Balances
Cash and due from banks	$1,182,810			$1,174,831			$1,286,259
Other assets	2,607,508			2,451,297			2,094,400
Total assets	45,798,648			44,127,353			39,288,182
Total deposits	42,232,192			40,704,685			35,295,835
Demand deposits (noninterest-bearing)	8,699,855			8,531,443			7,915,602
Other liabilities	390,627			379,025			298,278
Stockholders' equity	2,866,849			2,775,651			2,377,632
Allowance for loan losses	156,125			152,289			136,383

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended
	March 31,

	2007	2006
Basic:
Net income applicable to common stock	$77,936	$77,297

Average common shares outstanding	189,278	180,917

Net income per common share	$0.41	$0.43

Diluted:
Net income applicable to common stock	$77,936	$77,297

Average common shares outstanding	189,278	180,917
Additional shares considered in diluted
computation assuming:
Exercise of stock options	7,227	8,950

Average common and common equivalent
shares outstanding	196,505	189,867

Net income per common and common
equivalent share	$0.40	$0.41